SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2006

                        FIRST CLOVER LEAF FINANCIAL CORP.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Maryland                  000-50820             20-4797391
  ---------------------------   -----------------------    ---------------
(State or Other Jurisdiction)   (Commission File No.)     (I.R.S. Employer
    of Incorporation)                                     Identification No.)


300 St. Louis Street, Edwardsville, Illinois                  62025
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (618) 656-6200
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01. Completion of Acquisition or Disposition of Assets.
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Item 8.01. Other Events.
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     On July 10, 2006,  First Clover Leaf  Financial  Corp.  (the  "Registrant")
completed its stock offering in connection with the second-step conversion of First Federal Financial Services, MHC. The Company is the successor to First Federal Financial Services, Inc.

     The Registrant sold 4,174,125 shares of common stock at $10.00 per share in its stock offering. In addition, each currently outstanding share of common stock of First Federal Financial Services, Inc. was converted into the right to receive 1.936 shares of the Registrant's common stock.

     Also on July 10, 2006, the Registrant completed its acquisition of Clover Leaf Financial Corp. and its bank subsidiary, Clover Leaf Bank, both based in Edwardsville, Illinois. Shareholders of Clover Leaf Financial Corp. as of the close of business on July 10, 2006 received total merger consideration of approximately $21.2 million, consisting of 1,484,800 shares of Company common stock and approximately $6.4 million in cash, or $41.56 of merger consideration per share of Clover Leaf Financial Corp. Cash will be issued in lieu of fractional shares at a rate of $10.00 per share.

         A press release detailing the above was issued by the Registrant, and is attached as Exhibit 99 hereto and incorporated herein.

Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

(a)  Financial Statements of Businesses Acquired.

     The financial statements and pro forma information required to be filed by this Item are not available at this time. Such information will be filed as an amendment to this Current Report on Form 8-K when the information becomes available; however, in no event will such information be filed any later than 71 days from the last date on which this Form 8-K was required to be filed.

(b)  Pro Forma Financial Information.

     The financial statements and pro forma information required to be filed by this Item are not available at this time. Such information will be filed as an amendment to this Current Report on Form 8-K when the information becomes available; however, in no event will such information be filed any later than 71 days from the last date on which this Form 8-K was required to be filed.

(c) Shell Company Transaction: Not applicable.

(d) Exhibits.

            Exhibit No.        Description
            ----------         -----------


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               99              Press Rekease dated July 10, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST CLOVER LEAF FINANCIAL CORP.



DATE:  July 11, 2006                  By: /s/ Larry W. Mosby
                                         ---------------------------------
                                      Larry W. Mosby
                                      President and Chief Executive Officer



























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                                  EXHIBIT INDEX

The following exhibit is filed as part of this Report:

              Exhibit No.               Description
              -----------               -----------

                99                      Press Release dated July 10, 2006


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